Other income and expenses (Tables)	12 Months Ended
Dec. 31, 2019
Other income and expense
Summary of other income and expenses

	2017	2018	2019
Loss on formation of associate (Note 6)	—	(267)	—
Compensation of expenses from an associate	—	181	62
Change in fair value of financial instruments	—	(86)	(45)
Gain/(loss) from revaluation to fair value of JV company and related put option, net	—	—	(87)
Other expenses	(71)	(27)	(57)
Other Income	30	18	36
Total other income and expenses, net	(41)	(181)	(91)